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                                                                   EXHIBIT 10.24

                             TERMINATION AGREEMENT

       This TERMINATION AGREEMENT is made this --- day of November, 1996 by and among INFORMATION MANAGEMENT RESOURCES, INC., a Florida corporation (the "Company"), and the individuals named on the signature page hereto.

                              W I T N E S S E T H:

       WHEREAS, each individual listed on the signature page hereto is a shareholder of the Company (a "Shareholder" and collectively, "Shareholders");

       WHEREAS, the Company and the Shareholders have heretofore entered into that certain Stockholders' Agreement dated July 1, 1994 (the "Shareholders' Agreement");

       WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission for the purpose of an initial public offering of the Company's common stock; and

       WHEREAS, the parties now desire to terminate the Shareholders Agreement upon consummation of the initial public offering.

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions contained herein, it is agreed by and between the parties hereto as follows:

          1. Termination of Shareholders' Agreement. As provided in Section 6 of the Shareholders' Agreement, all of the parties hereto hereby terminate the Shareholders' Agreement and any rights or obligations granted therein, effective on such date as the Company consummates the initial public offering.

          2. Representations. Each of the Shareholders represents and warrants that he or she has the right to terminate the Shareholders' Agreement as set forth herein and that this Termination Agreement does not conflict with or violate the rights of any other party or the terms of any other agreements binding upon the respective Shareholder. The Company represents and warrants that it has the right to terminate the Shareholders' Agreement as set forth herein and that this Termination Agreement does not conflict with or violate the rights of any other party or the terms of any other agreements binding upon the Company.

          3. Governing Law. This Termination Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

          4. Execution and Counterparts. This Termination Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

          5. Notice. All notices, requests and demands to or upon a party hereto shall be in writing and sent by certified mail, return receipt requested, to the address of the respective parties hereto and shall be deemed to have been validly served, given or delivered at the time of deposit in the mail, postage pre-paid.
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          6.  Entire Agreement.  This Termination Agreement embodies the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and inducements, whether express or implied, oral or written.

       IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.


INFORMATION MANAGEMENT RESOURCES, INC.    SHAREHOLDERS:
26750 U.S. Highway 19 North
Suite 500
Clearwater, Florida


By:
   -------------------------------
Satish K. Sanan                           ------------------------------
President                                 SATISH K. SANAN


                                          ------------------------------
                                          JEFFREY S. SLOWGROVE

                                          ------------------------------
                                          DONNA M. KAPINOS

                                          ------------------------------
                                          D.P. RAJU

                                          ------------------------------
                                          GOPAL KALLURI

                                          ------------------------------
                                          ARAVAMUDHAN LAKSHMANAN

                                          ------------------------------
                                          ANANDBIR SINGH

                                          ------------------------------
                                          DILIP C. KULKARNI

                                          ------------------------------
                                          KENNETH D. SLOWGROVE


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